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Democratized Prime - How you can lend like a bank Democratized Prime (DP) is Figure Marketsa(euro)(TM) decentralized borrow-and-lend marketplace. Institutions post cash-flowing assets as collateral in order to borrow working capital. Lenders, whether individuals or institutions, supply that capital and earn a yield that tracks the income those assets generate. Two lending pools are live today real-world HELOCs (RWAs) and Margin positions; dozens more are planned. Type of Lending Pools Currently Available: 1. Real-world HELOCs (RWAs) 2. Margin-trading positions This article focuses on the YLDS-HELOC pool, where lenders post YLDS, Figure Marketsa(euro)(TM) SEC-registered yielding stablecoin. Lets start with YLDS and why ita(euro)(TM)s paired on the other side of the pool

o Baseline yield: Simply holding YLDS accrues interest at SOFR minus 50 bp (currently about 3.85% as of 7.17.2025). o Earning while bidding: because you are earning while bidding, if your offer is not accepted in the auction, you are still bringing in a return while waiting because your bids is in YLDS, a yield bearing stablecoin. Participating as a Lender: Step-by-Step 1. Acquire YLDS o Purchase directly in the Figure Markets app or on the web 1 USD = 1 YLDS. 2. Create a lending offer o Choose the amount and the minimum rate you are willing to accept. o Example: the pool is clearing near 9%. You might bid 8 % to improve the chance of being filled.

3. Await hourly auction o DP runs a Dutch auction every hour. All filled lenders receive the single clearing rate, even if they bid lower 4. Earn interest immediately o Filled offers start accruing at the clearing rate for the entire hour. o Because YLDS is held to make the offers, participants still earn yield via their holdings.

Inside the Hourly Dutch Auction o Submission: Your YLDS transfer moves into the DP smart-contract orderbook. o Clearing: At the top of the hour, the contract selects the highest borrowing rate required to satisfy demand; that rate applies to all lenders filled during the cycle. o Settlement: YLDS shift from the orderbook to the borrowera(euro)(TM)s wallet. The borrower now holds an interest-bearing stablecoin and is obligated to service the loan at the auction rate. o Withdrawing: if you wish to withdraw, you can do so after each hour clears. You can withdraw as much funds as youa(euro)(TM)d like if there is enough in resting liquidity to do so. If there is not, rates will spike to 30% until more liquidity is added. Borrow demand is displayed as a(euro)oeMax orderbook size.a(euro)? Borrowers accept only those lender offers that meeta(euro)"or undercuta(euro)"the rate they are prepared to pay. Example: A $2,000 YLDS Offer 1. Enter $2 000 at 8.0%; submit. 2. Offer queues below the current 9.0% clearing rate. 3. Auction clears; your offer is accepted and filled. 4. Interest begins accruing at 9% and rolls every hour 5. Borrower now earns 3.8 % on the YLDS they hold, while paying 9 % to the pool. They can then decide what to do with their YLDS after. Risk Management and Collateral Protection o Over-collateralization: Borrowers may draw only up to 90 % of pledged loan value, leaving a 10 % cushion.

o Liquidation: If a borrower fails to repay, collateral liquidates to cover lender principal and interest. o Transparency: Collateral metrics update hourly on the DP dashboard. Looking Ahead As additional asset classes join the platform, DP will operate multiple, independent pools. Each pool will follow the same Dutch-auction mechanics, allowing yields to adjust automatically to real-time supply and demand. [DP Button] Disclosures: The 9% rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance. Participation in the mentioned lending pool within Demo Prime is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool. YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. More information about YLDS and FCC can be found here. Figure Payments Corporation offers self-directed investors and traders cryptocurrency services. It is neither licensed with the SEC or the CFTC nor is it a Member of NFA. Figure Payments Corporation's NMLS ID number is 2033432, and is located at 100 West Liberty Street, Suite 600, Reno, NV., 89501. You can verify Figure Payments licensing status at the NMLS Consumer Access website. Click here for Figure Crypto's state license and regulatory disclosures.